EXHIBIT 10.1


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                          SECURITIES PURCHASE AGREEMENT

                                      Among

                           K-TEL INTERNATIONAL, INC.,

                         STRONG RIVER INVESTMENTS, INC.,

                                       and

                              CATHARINE STREET LLC





                                 April 21, 1999





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         SECURITIES PURCHASE AGREEMENT, dated as of April 21, 1999 (this
"Agreement"), among K-Tel International, Inc., a Minnesota corporation (the "Company"), Strong River Investments Inc. ("Strong River"), a corporation organized under the laws of the British Virgin Islands and Catharine Street LLC ("Catharine"), a limited liability company organized under the laws of the Cayman Islands. Strong River and Catharine are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers".

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and the Purchasers desire to purchase shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock").

         NOW THEREFORE, the Company and the Purchasers hereby agree as follows:


                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

         1.1 Purchase of Shares. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase the Shares.

         For purposes of this Agreement, "Business Day", "Per Share Market Value" shall have the meanings set forth in Exhibit A. Each of the Tranche 1 Closing and the Tranche 2 Closing are sometimes individually referred to herein as a "Closing". Each of the First Tranche 1 Warrant, Second Tranche 1 Warrant, First Tranche 2 Warrant and Second Tranche 2 Warrant are sometimes collectively referred to herein as the "Warrants".

         1.2 The First Tranche 1 Closing. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase 465,794 Shares (the "First Tranche 1 Shares") for a purchase price of $4,000,000. The closing of the purchase and sale of the First Tranche 1 Shares (the "First Tranche 1 Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("RSPAB"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Tranche 1 Closing is hereinafter referred to as the "First Tranche 1 Closing Date."

                  (b) At the Tranche 1 Closing, (i) the Company shall deliver to or cause to be delivered to (A) Strong River (1) a stock certificate, registered in the name of Strong River representing 232,897 Tranche 1 Shares to be acquired at the Tranche 1 Closing by it, (2) a common stock purchase warrant (the "First Tranche 1 Warrant"), in the form of Exhibit D-1, registered in the name of Strong River, entitling the holder thereof to acquire shares of Common Stock upon the terms set forth therein, (3) a common stock purchase warrant (the "Second Tranche 1 Warrant"; and together with the First Tranche 1 Warrant, the "Tranche 1 Warrant"), in the form of Exhibit D-2, registered in the name of Strong River, entitling the holder thereof to acquire shares of Common Stock upon the terms set forth therein, (4) the legal opinion of Briggs and Morgan P.A. outside counsel to the Company, addressed to the

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Strong River, substantially in the form attached hereto as Exhibit C, and (5)
all other documents, instruments and writings required to have been delivered at or prior to the Tranche 1 Closing by the Company pursuant to this Agreement, including without limitation, executed originals of each of the Registration Rights Agreement, dated the date hereof, between the Company and the Purchasers in the form of Exhibit A attached hereto (the "Registration Rights Agreement") and the Irrevocable Transfer Agent Instructions, in the form of Exhibit B attached hereto (the "Transfer Agent Instructions"), delivered to and acknowledged by the Company and the Company's transfer agent, and to (B) Catharine (1) a stock certificate, registered in the name of Catharine representing 232,897 Tranche 1 Shares to be acquired at the Tranche 1 Closing by it, (2) a First Tranche 1 Warrant registered in the name of Catharine, entitling the holder thereof to acquire shares of Common Stock upon the terms set forth therein, (3) a Second Tranche 1 Warrant registered in the name of Catharine, entitling the holder thereof to acquire shares of Common Stock upon the terms set forth therein, (4) the legal opinion of Briggs and Morgan P.A. outside counsel to the Company, addressed to Catharine, substantially in the form attached hereto as Exhibit C, and (5) all other documents, instruments and writings required to have been delivered at or prior to the Tranche 1 Closing by the Company pursuant to this Agreement, including without limitation, executed originals of each of the Registration Rights Agreement and the Irrevocable Transfer Agent Instructions, delivered to and acknowledged by the Company and the Company's transfer agent, (b) the Purchasers shall deliver or cause to be delivered to the Company (1) $4,000,000 (the "First Tranche 1 Purchase Price") in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Tranche 1 Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Tranche 1 Closing by the Purchasers pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement.

         1.3 The Second Tranche 1 Closing. (a) The Company shall issue and sell to the Purchasers and the Purchasers shall purchase 465,792 Shares (the "Second Tranche 1 Shares"; and together with the First Tranche 1 Shares, the "Tranche 1 Shares") for a purchase price of $4,000,000 (the "Second Tranche 1 Purchase Price"), provided, however that in the event that (i) the Common Stock shall be delisted from NASDAQ (as defined in Section 2.1(f)) or any other national securities exchange or market, (ii) the Company or any of its Subsidiaries (as defined in Section 2.1(a)) shall commence, or there shall be commenced against the Company or any such Subsidiary a case under any applicable bankruptcy or insolvency laws or (iii) the Company shall fail to comply with the eligibility requirements for use of Form S-3 as set forth in the General Instructions of Form S-3, Part I, A, as promulgated by the Securities Act of 1933, as amended, the Purchasers shall not be obligated to purchase the Second Tranche 1 Shares. The closing of the purchase and sale of the Second Tranche 1 Shares (the "Second Tranche 1 Closing"; and together with the First Tranche 1 Closing, the "Tranche 1 Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("RSPAB"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the date the registration statement (the "Tranche 1 Registration Statement") covering the resale of the Tranche 1 Shares and the shares of Common Stock issuable upon exercise of the Tranche 1 Warrants becomes effective. The date of the Second Tranche 1 Closing is hereinafter referred to as the "Second Tranche 1 Closing Date."


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                  (b) At the Second Tranche 1 Closing, (i) the Company shall deliver to or cause to be delivered to each Purchaser a stock certificate, registered in the name of such Purchaser or such Purchaser's Designee representing such number of Second Tranche 1 Shares equal to the Second Tranche 1 Purchase Price paid by such Purchaser or such Purchaser's Designee divided by the average Per Share Market Value of the Common Stock on the five (5) trading days immediately preceding the First Tranche 1 Closing Date, and (ii) the Purchasers shall deliver or cause to be delivered to the Company the Second Tranche 1 Purchase Price, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Second Tranche 1 Closing Date.

         1.4 The Tranche 2 Closing. (a) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right to deliver a written notice to the Purchasers (a "Subsequent Financing Notice") and require the Purchasers or any other fund under common management with any of the Purchasers (a "Designee") to purchase such number of shares of Common Stock, for an aggregate purchase price of no less than $4,000,000 and no more than $10,000,000 (the "Tranche 2 Purchase Price"), equal to the Tranche 2 Purchase Price divided by the average Per Share Market Value of the Common Stock on the five (5) trading days immediately preceding the Tranche 2 Closing Date (the "Tranche 2 Shares"), provided, however that the Tranche 2 Purchase Price shall not be in excess of (i) $4,000,000 if the average Per Share Market Value on the five (5) trading days immediately preceding the Tranche 2 Closing Date is less than $8.00, (ii) $6,000,000 if the average Per Share Market Value on the five (5) trading days immediately preceding the Tranche 2 Closing Date is greater than or equal to $8.00 but less than $10.00, (iii) $8,000,000 if the average Per Share Market Value on the five (5) trading days immediately preceding the Tranche 2 Closing Date is greater than or equal to $10.00 but less than $12.00, and (iv) $10,000,000 if the average Per Share Market Value on the five (5) trading days immediately preceding the Tranche 2 Closing Date is greater than or equal to $12.00. The Company may not deliver the Subsequent Financing Notice relating to the Tranche 2 Shares earlier than three (3) Business Days after the Second Vesting Date or, if such day is not a Business Day, the next succeeding Business Day. The closing of the purchase and sale of all of the Tranche 2 Shares (the "Tranche 2 Closing") shall take place at the offices of RSPAB on the fifth (5th) Business Day after the Subsequent Financing Notice requiring the purchase of such Shares is deemed delivered hereunder or on such other date as otherwise agreed to by the parties; provided, however, that in no case shall the Tranche 2 Closing take place unless and until the conditions listed in Section 4.1 have been satisfied by the Company or waived by the Purchasers and in no event shall the Tranche 2 Closing occur subsequent to the 180th day after the Second Tranche 1 Closing Date or, if such day is not a Business Day, the next succeeding Business Day (such date, the "Tranche 2 Closing Expiration Date"). The date of the Tranche 2 Closing is hereinafter referred to as the "Tranche 2 Closing Date."

                  (b) At the Tranche 2 Closing, (i) the Company shall deliver to or cause to be delivered to each Purchaser (1) a stock certificate, registered in the name of such Purchaser or such Purchaser's Designee representing such number of Tranche 2 Shares equal to the Tranche 2 Purchase Price paid by such Purchaser or such Purchaser's Designee divided by the average Per Share Market Value of the Common Stock on the five (5) trading days immediately preceding the Tranche 2 Closing Date, (2) a common stock purchase warrant (the "First Tranche 2 Warrant"), in the form of Exhibit E-1,


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registered in the name of each Purchaser, entitling the holder thereof to acquire shares of Common Stock upon the terms set forth therein, (3) a common stock purchase warrant (the "Second Tranche 2 Warrant"), in the form of Exhibit E-2, registered in the name of each Purchaser or the name of each Purchaser's Designee, entitling the Purchasers to acquire an aggregate number of shares of Common Stock equal to 15% of the quotient obtained by dividing (A) (1) the sum of (i) the Tranche 1 Purchase Price and (ii) the Tranche 2 Purchase Price less
(2) $12,000,000, by (B) the average Per Share Market Value of the Common Stock on the five (5) trading days immediately preceding the Tranche 2 Closing Date, at an exercise price equal to 125% of the average Per Share Market Value of the Common Stock on the five trading days immediately preceding the Tranche 2 Closing Date, upon the terms set forth therein, (3) the legal opinion referred to in Section 4.1(xi), and (4) all other documents, instruments and writings required to have been delivered at or prior to the Tranche 2 Closing Date by the Company pursuant to this Agreement, including the Transfer Agent Instructions referenced in Section 4.1(xvi), and (ii) the Purchasers shall deliver or cause to be delivered to the Company (1) the Tranche 2 Purchase Price, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Tranche 2 Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Tranche 2 Closing Date by the Purchasers pursuant to this Agreement.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchasers:

                  (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than those set forth on Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement or the Warrants (collectively, the "Transaction Documents"),
(y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").


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                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, by-laws or other charter documents.

                  (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or
Schedule 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Shares. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  (d) Issuance of the Securities The Securities are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will on each Closing Date, at all times while the Warrants are outstanding, maintain an adequate reserve of duly authorized Common Stock, to enable it to perform its exercise and other obligations under this Agreement and the Warrants on each such Closing Date. With respect to the Securities to be issued at or in connection with each Closing hereunder, such number of reserved and available shares of Common Stock is not less than the sum (i) the number of shares of Common Stock which shall be issued to the Purchasers pursuant to Section 1.3, (ii) the maximum number of Warrant Shares which may be issued to the Purchasers pursuant to the First Tranche 1 Warrants and First Tranche 2 Warrants at any time after the Tranche 1 Closing Date and the Tranche 2 Closing Date, respectively, assuming that the Per Share Market Value of the Common Stock utilized to determine any


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such number of Warrant Shares on each such date is 50% of the average Per Share
Market Value on the five (5) trading days immediately preceding the Tranche 1 Closing Date and (iii) the number of shares of Common Stock issuable upon exercise of the Second Tranche 1 Warrants and Second Tranche 2 Warrants (such number of shares of Common Stock to be reserved prior to each Closing Date shall be referred to as the "Initial Minimum"). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Shares and the Warrants. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Underlying Shares". The Shares, the Warrants and the Underlying Shares are collectively referred to as, the "Securities."

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Articles of Incorporation (as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is listed or traded), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the registration statements with the Commission meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers, (ii) the application(s) to the Nasdaq National Market (the "NASDAQ") for the listing of the Shares and the Underlying Shares with NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed), (iii) applicable Blue Sky filings, (iv) the filing of Current Reports on Form 8-K with the Commission disclosing the transaction contemplated hereby, (v) the filing of Forms D with the Commission as required by Regulation D promulgated under the Securities Act and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(iv) of this Section are, collectively, the "Required Approvals").


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                  (g) Litigation; Proceedings. Except as set forth in Schedule
2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except, as could not individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles


                                       -7-
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("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth on Schedule 2.1 (j), since December 31, 1998, except as specifically disclosed in the SEC Reports, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company last filed audited financial statements with the Commission on October 12, 1998, and has not received any comments from the Commission in respect thereof.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. Except for fees paid and payable to RAM Capital Resources, LLC ("RAM"), no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) Form S-3 Eligibility. The Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

                  (n) Listing and Maintenance Requirements Compliance. Except as set forth in Schedule 2.1(n), the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. Upon the consummation of this transaction, the Company will be in compliance with all such maintenance


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requirements and no fact or circumstances currently exist which could reasonably be expected to result in noncompliance with such maintenance requirements in the foreseeable future.

                  (o) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary or material for use in connection with its business, and which the failure to so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (q) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (r) Title. Except as set forth in Schedule 2.1(r) or in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for liens, claims or encumbrances as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  (s) Disclosure. Except as set forth in Section 2.1(j), the Company confirms that it has not provided the Purchasers or their respective agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         2.2 Representations and Warranties of the Purchasers. The Purchasers hereby jointly and severally represent and warrant to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by each Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof, it is, and at each Closing Date, Adjustment Date and each exercise date under its Warrant, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of the Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has reviewed and read the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

                  (h) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by such Purchaser to a Designee of such Purchaser or any transfer among any such Designees, provided that transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes.

Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  The legend set forth above shall be removed from the Shares and the Underlying Shares, and the Company shall cause its transfer agent to issue a certificate or certificates without any legend (upon surrender of the legended certificates duly endorsed) to each holder of the Shares and/or Underlying Shares upon which it is stamped if (i) such Securities are registered for resale under the Securities Act or (ii) such legend is not required under applicable requirements of the Securities Act. Underlying Shares shall not contain the legend set forth above nor any other legend if the exercise of Warrants or other issuances of Underlying Shares as contemplated by the Warrants occurs at any time while a Registration Statement covering the resale of such Underlying Shares is effective under the Securities Act or in the event there is not an effective Registration Statement at such time if such legend is not required under applicable requirements of the Securities Act. The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that such Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Shares or Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by the Purchaser and the surrender by the Purchaser of the certificate representing the Shares or Underlying Shares, provide such Purchaser with a certificate or certificates representing such Shares or Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the issuance of Underlying Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants is unconditional and absolute, regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as the Company is subject to Sections 13(a) and 15(d) of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. So long as any of the Purchasers owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to such Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify or exempt the issuance and sale of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchasers may reasonably request and shall continue such qualification or exemption at all times until the Purchasers notify the Company in writing that they no longer own Securities; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject.

         3.5 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.6 Stockholder Approval Under the Rules and Regulations of The Nasdaq Stock Market. If on any Vesting Date (as defined in the First Tranche 1 Warrants and the First Tranche 2 Warrants, if applicable) or Closing Date (other than the Tranche 1 Closing Date) (A) the Common Stock is listed for trading on NASDAQ,
(B) the number of Warrant Shares issuable on any Vesting Date or the Purchase Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable as Shares, as the case may be, together with any Underlying Shares and Shares previously issued at a discount to the Tranche 1 Shares, would equal or exceed 20% of the number of shares of Common Stock outstanding on the Tranche 1 Closing Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and (C) the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Company shall issue to the holder so requesting Underlying Shares or Shares, as the case may be, a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of Underlying Shares or Shares, as the case may be, which would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the "Excess Shares"), the Company shall have the option to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 90th day after such request, or (2) deliver to such holder cash in an amount equal to the product of (x) the Per Share Market Value on the applicable Adjustment Date or Closing Date, as applicable, and (y) the number of shares of Common Stock in excess of such holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the holder but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"). If the Company fails to pay the Discount Equivalent in full pursuant to this Section within fifteen (15) days after the Company fails to obtain Shareholder Approval pursuant to (1) above or the date payable pursuant to (2) above, the Company will pay interest thereon at a rate of 15% per annum to the holder, accruing daily from the applicable Adjustment Date or Closing Date, as the case may be, until such amount, plus all such interest thereon, is paid in full.

         3.7 Increase in Authorized Shares. At such times as the Company would be, if a notice of exercise were to be delivered on such date, precluded from issuing such number of Underlying Shares as would be issuable upon exercise in full of the Warrants due to the unavailability of a sufficient number of shares of authorized but unissued or reserved shares of Common Stock, the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its exercise and reservation of shares obligations as set forth in this Agreement and the Warrants. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's Articles of Incorporation to evidence such increase.

         3.8 Listing and Reservation of Underlying Shares. (a) The Company shall
(i) prior to the First Tranche 1 Closing Date prepare and file with the NASDAQ (or such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum applicable to each such Closing, (ii) take all steps necessary to cause such shares to be approved for listing in the NASDAQ (or on the other primary national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon.

                  (b) The Company shall maintain a reserve of shares of Common Stock for issuance pursuant to Section 3.15 and upon exercise of the Warrant in accordance with its terms, in such amount as may be required to fulfill obligations in full under the Transaction Documents, which reserve shall include, with respect to each Closing, a number of shares of Common Stock equal to no less than the Initial Minimum, with respect to each Closing.

         3.9 Exercise and Issuance Procedures. The Transfer Agent Instructions and Notice of Exercise under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants, including such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise the Warrants in accordance with their terms. The Company shall honor any exercise of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

         3.10 Notice of Breaches. (a) Each of the Company and the Purchasers shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of any of the Closing Dates. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

                  (b) Notwithstanding the generality of Section 3.10(a), the Company shall promptly notify the Purchasers of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Securities a copy of any written statement in support of or relating to such claim or notice.

         3.11 Right of First Refusal; Subsequent Registrations. (a) The Company shall not, directly or indirectly, without the prior written consent of RAM, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities in a transaction intended to be exempt or not subject to registration under the Securities Act (a "Subsequent Placement") for a period of 180 days after the effective date of the Registration Statement covering the Shares and Underlying Shares issued in connection with the later to occur of the Tranche 1 Closing or the Tranche 2 Closing, if applicable, except as set forth in that certain Engagement Letter Agreement between the Company and RAM dated as of April 1, 1999 (the "Engagement Letter"). The Company agrees that it will deliver to the Purchasers any notices or other correspondence that it is required to deliver to RAM pursuant to
Section 13 of the Engagement Letter. The Company further acknowledges that it shall not accept any waiver of any rights RAM may have pursuant to Section 13 of the Engagement Letter unless and until the Company has received a written acknowledgment of such waiver by the Purchasers.

                  (b) Except for (x) Underlying Shares, (y) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company permitted pursuant to Schedule 6(b) of the Registration's Rights Agreement to be registered in the Underlying Securities Registration Statement in accordance with the Registration Rights Agreement, and (z) Common Stock to be registered (A) for resale in connection with financings permitted pursuant to paragraph (a)(i), (iii) and (iv) of
Section 3.11(a) on Form S-4 or Forms S-8, the Company shall not, without the prior written consent of the Purchasers (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company, in each case, for a period commencing on the date that any registration statement covering the resale of any of the Shares and the Underlying Shares by the Purchasers meeting the requirement of the Registration Rights Agreement is declared effective by the Commission and terminating at least 90 Business Days thereafter. Any days that any Purchaser is unable to sell Underlying Securities under any such registration statement shall be added to such 90 Business Day period for the purposes of (i) and (ii) above.

         3.12 Certain Securities Laws Disclosures; Publicity. The Company shall:
(i) issue within one (1) Business Day of each Closing a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file within ten (10) Business Days after each Closing Date with the Commission a Current Report on Form 8-K disclosing the transactions contemplated hereby, and
(iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. Unless required by applicable law or regulation, no such filing or disclosure may be made that mentions the Purchasers by name without the prior written consent of the Purchasers.

         3.13 Use of Proceeds. The Company shall use the net proceeds from the sale of Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's long-term debt or to redeem any Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

         3.14 Reimbursement. If either Purchaser, other than by reason of its negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which any Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of such Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of such Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, such Purchaser and any such Affiliate and any such Person. The Company also agrees that neither such Purchaser nor any Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the negligence or willful misconduct of such Purchaser or its breach of this Agreement.

         3.15 Limitations on Short Sales. Each Purchaser agrees that it will not enter into any Short Sales (as hereinafter defined) from the period commencing on the First Tranche 1 Closing Date and ending on the last applicable Vesting Date (as defined in the First Tranche 1 Warrant or the First Tranche 2 Warrant). For purposes of this Section 3.15, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchaser, Warrant Shares that have not yet been issued pursuant to the First Tranche 1 Warrant or the First Tranche 2 Warrant, as applicable, in connection with the immediately preceding Closing Date shall be deemed to be held long by the Purchaser, and the number of Warrant Shares issuable pursuant to the First Tranche 1 Warrant or First Tranche 2 Warrant, as applicable, then held by a Purchaser on any particular date of computation shall be equal to the number of Warrant Shares issuable pursuant to the First Tranche 1 Warrant or the First Tranche 2 Warrant, as applicable, on each of the outstanding Vesting Dates calculated as if such computation date were such Vesting Date (e.g. using the lowest twelve (12) Per Share Market Values during the thirty (30) days immediately preceding such computation date).


                                   ARTICLE IV
                                   CONDITIONS

         4.1 Conditions Precedent to the Obligation of the Purchasers to Purchase the Tranche 2 Shares. The obligation of the Purchasers to acquire the Tranche 2 Shares is subject to the satisfaction or waiver by the Purchasers, at or before the Early Tranche 2 Closing Date or the Tranche 2 Closing Date, as the case may be, of each of the following conditions:

                  (i) Tranche 1 Closing. The First Tranche 1 Closing and Second Tranche 1 Closing shall have occurred;

                  (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Tranche 2 Closing Date, as the case may be, as though made on and as of the Tranche 2 Closing Date, except for supplements to the Schedules to this Agreement;

                  (iii) Performance by the Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Tranche 2 Closing Date;

                  (iv) Registration Statement. The Registration Statement covering the Tranche 1 Shares and Underlying Shares issuable in connection with the Tranche 1 Closing shall have been declared effective under the Securities Act by the Commission for at least sixty (60) days and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Tranche 2 Closing Date;

                  (v) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents, including the issuance of any of the Shares, Underlying Shares or exercise of the Warrants;

                  (vi) Adverse Changes. Since the Tranche 1 Closing Date, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect shall have occurred.

                  (vii) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the NASDAQ (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company) at any time since the Tranche 1 Closing Date;

                  (viii) Listing of Common Stock. The Common Stock shall have been at all times since the Tranche 1 Closing Date listed for trading on the NASDAQ;

                  (ix) Change of Control. No Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii);

                  (x) Legal Opinion. The Company shall have delivered to the Purchaser the opinion of the Company's outside counsel, in substantially the form of Exhibit C, dated the Tranche 2 Closing Date;

                  (xi) Required Approvals. All Required Approvals shall have been obtained;

                  (xii) Delivery of Stock Certificate. The Company shall have delivered to the Purchaser or its Designee the stock certificate(s) representing the Tranche 2 Shares registered in the name of the Purchaser or its Designee, in form satisfactory to the Purchasers;

                  (xiii) Performance of Issuance and Exercise Obligations. The Company shall have (a) delivered Underlying Shares, as applicable, upon each Vesting Date as set forth in the Tranche 1 Warrants and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of this Agreement and (b) delivered Underlying Shares upon exercise of the Warrants and otherwise performed its obligations in accordance with the terms of the Warrants;

                  (xiv) Closing Thresholds. For the 20 Business Days immediately preceding the Tranche 2 Closing Date, as the case may be, the average daily trading volume of the Common Stock on NASDAQ shall be at least 80,000 shares and the average of the Per Share Market Values for the twenty (20) Business Days immediately preceding the Tranche 2 Closing Date, as the case may be, shall be greater than $6.00; and

                  (xv) Transfer Agent Instructions. The Transfer Agent Instructions, dated the Tranche 2 Closing Date, shall have been delivered to and acknowledged in writing by the Company's transfer agent.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Fees and Expenses. The Company has paid or will pay up to $50,000 to RAM as an advance against legal and due diligence fees, in connection with the preparation and negotiation of the Transaction Documents. Other than the amounts contemplated in the immediately preceding sentence, each party hereto shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:           K-Tel International, Inc.
                                      2605 Fernbrook Lane North
                                      Minneapolis, MN 55427
                                      Facsimile: (612) 559-6822
                                      Attention: Lawrence Kieves, President

         With copies to:              Briggs and Morgan P.A.
                                      2400 IDS Center
                                      Minneapolis, MN 55402
                                      Facsimile: (612) 334-8650
                                      Attention: Avron L. Gordon

         If to Strong River:          Strong River Investments Inc.
                                      c/o Cavallo Capital Corp.
                                      630 Fifth Avenue, Suite 2000
                                      New York, New York 10111
                                      Facsimile: (212) 332-3256
                                      Attention: Avi Vigder

         If to Catharine:             Catharine Street LLC
                                      c/o Citco Trustees (Cayman) Limited
                                      Commercial Centre
                                      P.O. Box 31106 SMB
                                      Grand Cayman
                                      Cayman Islands, British West Indies

         With copies to:              Robinson Silverman Pearce Aronsohn &
                                         Berman LLP
                                      1290 Avenue of the Americas
                                      New York, NY 10104
                                      Facsimile: (212) 541-4630

                                      Attention: Kenneth L. Henderson

                                                  - and -

                                      Krieger & Prager
                                      319 Fifth Avenue, 3rd Floor
                                      New York, NY 10016
                                      Facsimile No.: (212) 213-2077
                                      Attn: Samuel M. Krieger

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder or under the Transaction Documents (other than to a Designee of the respective Purchaser) without the consent of the Company, except that the Purchasers may assign their respective rights hereunder and, subject to the terms thereof, under the Transaction Documents without the consent of the Company as long as such assignee demonstrates to the reasonable satisfaction of the Company its satisfaction of the representations and warranties set forth in Section 2.2.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closings and the issuances of the Underlying Shares.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Except as set forth herein, notwithstanding the foregoing, the Company shall not publicly disclose the name of any of the Purchasers, or include the name of any of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the respective Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or by applicable rules, bylaws or policies of the NASDAQ, in which case the Company shall provide the respective Purchaser with prior notice of such disclosure.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each party shall have the right to apply to a court of competent jurisdiction to enforce the obligations of the other under the Transaction Documents.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       COMPANY:

                                       K-TEL INTERNATIONAL, INC.


                                       By:  /s/ Lawrence Kieves
                                          ------------------------------------
                                          Name: Lawrence Kieves
                                          Title: President


                                       PURCHASERS:

                                       STRONG RIVER INVESTMENTS, INC.


                                       By: /s/ Kenneth L. Henderson
                                          ------------------------------------
                                          Name:  Kenneth L. Henderson
                                          Title:



                                       CATHARINE STREET LLC


                                       By: /s/ Niels Heck
                                          ------------------------------------
                                          Name:  Niels Heck
                                          Title: Director

                                       By: /s/ Lana Farrington
                                          ------------------------------------
                                          Name:  Lana Farrington
                                          Title: Attorney-In-Fact

                                                              EXHIBIT 10.1 (D-1)



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                            K-TEL INTERNATIONAL, INC.

                                     WARRANT

Warrant No. A - ____                                       Dated: April 21, 1999



         K-Tel International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [________], or its registered and permitted assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to the total number of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") calculated pursuant to Section 3 of this Warrant at an exercise price equal to $.01 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at the times set forth herein through and including ninety (90) days following the Third Vesting Date (as defined in Section 3) (the "Expiration Date"), and subject to the following terms and conditions:

             1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

             2. Registration of Transfers and Exchanges.

                (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(i). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(g) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

             3. Duration, Exercise and Redemption of Warrants.

                (a) The vesting of the Warrant Shares which the Holder is permitted to acquire pursuant to this Warrant shall occur on the dates set forth below. On each such date, this Warrant shall vest on a cumulative basis with respect to a number of Warrant Shares calculated pursuant to Section 3(b) below. Only the Warrant Shares that have vested may be acquired upon exercise of this Warrant.

                    (i) The first Vesting Date (the "First Vesting Date") shall be the thirtieth (30th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the Warrant Shares with respect to which this Warrant is exercisable on the First Vesting Date are called the "Tranche A Warrant Shares");

                    (ii) The second Vesting Date (the "Second Vesting Date") shall be the sixtieth (60th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the Warrant Shares with respect to which this Warrant is exercisable on the Second Vesting Date are called the "Tranche B Warrant Shares"); and

                    (iii) The third Vesting Date (the "Third Vesting Date," and together with the First Vesting Date and the Second Vesting Date, the "Vesting Dates") shall be the ninetieth (90th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the

Warrant Shares with respect to which this Warrant is exercisable on the Third Vesting Date are called the "Tranche C Warrant Shares").

                (b) Except as otherwise set forth in this Warrant, this Warrant shall vest and become exercisable on each Vesting Date with respect to the number of Warrant Shares calculated in accordance with the following formula:

      (Applicable Share Number) x [(Purchase Price x 1.125) - Reset Price]
      --------------------------------------------------------------------
                                   Reset Price

If the number calculated in accordance with the foregoing formula is a negative number, the Holder shall not be obligated to transfer any shares to the Company. On each Vesting Date, the Company shall send a notice to the Holder setting forth in reasonable detail its calculation of the number of Warrant Shares which shall vest and be exercisable on such Vesting Date.

                For purposes of this Warrant,

                    (i) "Applicable Share Number" means (i) with respect to the First Vesting Date, 34% of the number of shares of Common Stock purchased by the Holder pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 21, 1999, among the Company, Strong River Investments, Inc. and Catharine Street LLC on the First Tranche 1 Closing Date and Second Tranche 1 Closing Date (as each such date is defined in the Purchase Agreement) and (ii) with respect to each of the Second Vesting Date and the Third Vesting Date, 33% of the number of shares of Common Stock purchased by the Holder pursuant to the Purchase Agreement on the First Tranche 1 Closing Date and Second Tranche 1 Closing Date (as each such date is defined in the Purchase Agreement).

                    (ii) "Effectiveness Date" means the effective date of the registration statement (the "Registration Statement") covering the Tranche 1 Shares (as defined in the Purchase Agreement) purchased pursuant to the Purchase Agreement and meeting the requirements of the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 21, 1999, among the Company, Strong River Investments, Inc. and Catharine Street LLC.

                    (iii) "Effectiveness Required Date" means the 105th day following the date hereof;

                    (iv) "Reset Price" means the average of the lowest twelve
(12) Per Share Market Values (which need not occur on consecutive Trading Days) during the thirty (30) Trading Days immediately preceding the first day of the applicable Vesting Date.

                    (v) "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq National Market System or on any other stock market or trading facility on which the shares of Common Stock are listed or quoted (each, a "Subsequent Market"), as the case may be, or (b) if the Common Stock is not listed on the Nasdaq National Market System or on a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and
(c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close; and

                    (vi) "Per Share Market Value" means on any particular date
(a) the closing bid price per share of the Common Stock on such date on the Nasdaq National Market System ("Nasdaq") or on any Subsequent Market, or if there is no such price on such date, then the closing bid price on the Nasdaq or on such Subsequent Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on the Nasdaq or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority of the applicable Registrable Securities.

                (c) The vesting of the Warrant Shares in accordance with this
Section 3 shall not be affected by any failure by the Company to maintain the effectiveness of the Registration Statement after it has been declared effective by the Securities and Exchange Commission (the "Commission").

                (d) Notwithstanding the foregoing provisions of this Section 3, at any time within ten (10) Trading Days following the occurrence of any of the following events (each, an "Event"), the Holder shall have the option to elect by notice ("Vesting Notice") to the Company to have this Warrant vest with respect to those Warrant Shares that have not yet already vested:

                    (i) upon the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 50% of the securities of the surviving entity or acquirer of such assets or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii);

                    (ii) immediately prior to an assignment by the Company for the benefit of creditors or commencement of a voluntary case under the Federal Bankruptcy Code, or an entering into of an order for relief in an involuntary case under the Federal Bankruptcy Code, or adoption by the Company of a plan of liquidation or dissolution; or

                    (iii) five Business Days prior to the proposed consummation with respect to the Company of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act (or, if necessary, such earlier date as the Company shall determine in good faith to be required in order for the Holder to be able to participate in such transaction), it being agreed that the Holder will receive actual notice of the 13e-3 Statement filed with the Commission on the date filed and actual notice of the date of acceleration hereunder no later than such date, and that if such transaction is not consummated, and this Warrant has been exercised, then the Holder (and to the extent that this Warrant would not but for this paragraph be exercisable, the Company) shall be entitled to declare the exercise null and void and the Holder shall, upon return of the Warrant Shares to the Company, be entitled to receive a refund of the Exercise Price and warrants identical to this Warrant, and such acceleration shall become void ab initio, and the Warrants shall (as to any remaining unexercised portion thereof) remain in full force and effect in accordance with the terms hereof.

In the event the Holder delivers a Vesting Notice, this Warrant shall vest with respect to the number of Warrant Shares calculated in accordance with the formula set forth on Section 3(b); provided, however that for purposes of such calculation, (i) the "Applicable Share Number" shall be deemed to mean (A) 100% of the number of shares of Common Stock purchased by the Holder pursuant to the Purchase Agreement (such number, the "Holder Purchased Shares"), if the Event occurred prior to the First Vesting Date, (B) 66% of the Holder Purchased Shares, if the Event occurred on or after the First Vesting Date but prior to the Second Vesting Date and (C) 33% of the Holder Purchased Shares if the Event occurred on or after the Second Vesting Date but prior to the Third Vesting Date; and (ii) the "Reset Price" shall be deemed to mean the average of the lowest twelve (12) Per Share Market Values (which need not occur on consecutive Trading Days) during the thirty (30) Trading Days immediately preceding the date on which the Event occurred.

                (e) Subject to Sections 3(a) and (b), this Warrant shall be exercisable by the registered Holder on any Business Day before 5:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. For purposes of this Warrant, "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                (f) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 Trading Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                (g) If the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares pursuant to Section 3(f) by the third (3rd) Trading Day after the Date of Exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such third (3rd) Trading Day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                (h) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares pursuant to Section 3(f) by the third (3rd) Trading Day after the Date of Exercise, and if after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Holder is attempting to acquire by delivery of the Notice to Purchase by (B) the Per Share Market Value on the Trading Day (or if such date is not a Trading Day, on the immediately succeeding Trading Day) the certificate representing such Warrant Shares are delivered to the Holder by or on behalf of the Company (and if there is more than one certificate representing the Warrant Shares and they are delivered on different Trading Days, clause (y)(B) of this Section shall be the weighted average of the Per Share Market Values on the Trading Days on which such certificates are delivered, based on the number of Warrant Shares represented by each such certificate) . For example, if the Holder purchases 10,000 shares of Common Stock having a total purchase price of $90,000 to cover a Buy-In with respect to an attempted exercise of this Warrant with respect to 10,000 Warrant Shares, and the Per Share Market Value on the Trading Day the Holder receives the certificate representing such Warrant Shares is $8.00 the Company shall be required to pay the Holder $10,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 3(h) in respect of the certificates resulting in such Buy-In.

                (i) Subject to Sections 3(a) and (b), this Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

             4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder and the Warrant Shares may not be sold pursuant to Rule 144, as promulgated under the Securities Act, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

             5. Demand Registration Rights. At any time during the term of this Warrant when the Warrant Shares are not registered for resale pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the

Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

             6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

             7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

             8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

             9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                (c) If the Company, at any time while this Warrant is outstanding, shall distribute (a "Distribution") to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)) (collectively, "Rights"), then in each such case the Holder shall be entitled to receive, for each Warrant Share with respect to which this Warrant is exercised after the record date fixed for determination of stockholders entitled to receive such Distribution, the Rights received by all holders of Common Stock with respect to one share of Common Stock.

                (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Current Reset Price on the date of issuance of such rights or warrants, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Current Reset Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. For purposes of this Section 9(d), "Current Rest Price," with respect to any date, means the average of the Per Share Market Values during the ten (10) Trading Days immediately preceding such date.

                (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                    (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                (f) All calculations under this Section 9 shall be made to the nearest 1/100th of a share.

                (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                (h) If:

                    (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                    (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                    (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                    (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                    (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

             10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                 (a) Cash Exercise. The Holder shall deliver immediately available funds; or

                 (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                     X = Y (A-B)/A

      where:

                     X = the number of Warrant Shares to be issued to the Holder.

                     Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                     A = the average of the closing sale prices of the Common Stock on the Nasdaq National Market for the five (5) trading days immediately prior to (but not including) the Date of Exercise as reported by Bloomberg Information Systems, Inc. (or any successor to its function of reporting stock prices).

                     B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

             11. Certain Exercise Restrictions.

                 (a) The Holder agrees not to exercise this Warrant to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of this Warrant after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other holders of the other Warrant) upon not less than 75 days prior notice to the Company (in which case, the Holder shall make such filings with the Commission, including under Regulation 13D or 13G, as are required by applicable law). The holders of the Other Warrant shall be unaffected by any such waiver.

                 (b) The Holder also agrees not to exercise this Warrant to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding Common Stock, including shares issuable upon exercise of this Warrant after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other holders of the Other Warrant) upon not less than 75 days prior notice to the Company. The holders of the Other Warrant shall be unaffected by any such waiver.

             12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

             13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified thereon, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447, facsimile number (612) 559-6817, attention Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

             14. Warrant Agent.

                 (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                 (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

             15. Miscellaneous.

                 (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                 (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                 (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                 (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                 (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                      K-TEL INTERNATIONAL, INC.


                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To K-Tel International, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of K-Tel International, Inc. and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

                                                --------------------------------

--------------------------------------------------------------------------------
                         (Please print name and address)



         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:                ,                 Name of Holder:
      ---------------- ---

                                        (Print)
                                               ---------------------------------

                                        (By:)
                                             -----------------------------------
                                        (Name:)
                                        (Title:)
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of K-Tel International, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Big Entertainment, Inc. with full power of substitution in the premises.

Dated:

               ,
--------------- ----


                                       -----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       -----------------------------------------
                                       Address of Transferee

                                       -----------------------------------------

                                       -----------------------------------------



In the presence of:


--------------------------

                                                              EXHIBIT 10.1 (D-2)



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                            K-TEL INTERNATIONAL, INC.

                                     WARRANT

Warrant No. B - __                                         Dated: April 21, 1999


         K-Tel International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [____________], or its registered and permitted assigns ("Holder"), is entitled, subject to the terms set forth below,
to purchase from the Company up to a total of [   ](1) shares of Common Stock,
$.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise
price equal to [$   ](2) (as adjusted from time to time pursuant to the terms
hereunder, the "Exercise Price"), at any time and from time to time from and
after the date hereof and through and including [   ](3) (the "Expiration
Date"), and subject to the following terms and conditions:

                  1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of

----------------------

(1) Warrant D-2 shall be for the purchase of an aggregate amount of shares of Common Stock equal to 15% of the quotient obtained by dividing (A) $12,000,000, by (B) the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the First Tranche 1 Closing Date.

(2) The Exercise Price shall be equal to 125% of the average closing bid price of the Common Stock on the five trading days immediately preceding the First Tranche 1 Closing Date.

(3)   Five years from the date of issuance.

the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

                  2. Registration of Transfers and Exchanges.

                           (a) The Company shall register the transfer of any
portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to
Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                           (b) This Warrant is exchangeable, upon the surrender
hereof by the Holder to the office of the Company specified in or pursuant to
Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                  3. Duration, Exercise and Redemption of Warrants.

                           (a) Subject to the terms and conditions of this
Warrant, this Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                           (b) Subject to Sections 2(b), 6 and 10, upon
surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in
Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, except in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effect of the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                           A "Date of Exercise" means the date on which the
Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                           (c) This Warrant shall be exercisable, either in its
entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder and the Warrant Shares may not be sold pursuant to Rule 144, as promulgated under the Securities Act, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

                  5. Demand Registration Rights. At any time during the term of this Warrant when the Warrant Shares are not registered for resale pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all

Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

                  6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or other charge which may be payable in respect of any transfer of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or other charge or shall have established to the satisfaction of the Company that such tax or other charge has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

                  7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

                  8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9) created by the Company. The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

                  9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                           (a) If the Company, at any time while this Warrant is
outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                           (b) In case of any reclassification of the Common
Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                           (c) If the Company, at any time while this Warrant is
outstanding, shall distribute (a "Distribution") to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)) (collectively, "Rights"), then in each such case the Holder shall be entitled to receive, for each Warrant Share with respect to which this Warrant is exercised after the record date fixed for determination of stockholders entitled to receive such Distribution, the Rights received by all holders of Common Stock with respect to one share of Common Stock.

                           (d) For the purposes of this Section 9, in case the
Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (e) All calculations under this Section 9 shall be
made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                           (f) Whenever the Exercise Price is adjusted pursuant
to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                           (g) If:

                                    (i)      the Company shall declare a
                                             dividend (or any other
                                             distribution) on its Common Stock;
                                             or

                                    (ii)     the Company shall declare a special
                                             nonrecurring cash dividend on or a
                                             redemption of its Common Stock; or

                                    (iii)    the Company shall authorize the
                                             granting to all holders of the
                                             Common Stock rights or warrants to
                                             subscribe for or purchase any
                                             shares of capital stock of any
                                             class or of any rights; or

                                    (iv)     the approval of any stockholders of
                                             the Company shall be required in
                                             connection with any
                                             reclassification of the Common
                                             Stock of the Company, any
                                             consolidation or merger to which
                                             the Company is a party, any sale or
                                             transfer of all or substantially
                                             all of the assets of the Company,
                                             or any compulsory share exchange
                                             whereby the Common Stock is
                                             converted into other securities,
                                             cash or property; or

                                    (v)      the Company shall authorize the
                                             voluntary dissolution, liquidation
                                             or winding up of the affairs of the
                                             Company,

then the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                           (a) Cash Exercise. The Holder shall deliver
immediately available funds; or

                           (b) Cashless Exercise. The Holder shall surrender
this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                    X = Y (A-B)/A
         where:
                                    X = the number of Warrant Shares to be
                                    issued to the Holder.

                                    Y = the number of Warrant Shares with
                                    respect to which this Warrant is being
                                    exercised.

                                    A = the average of the closing sale prices of the Common Stock on the Nasdaq National Market for the five (5) trading days immediately prior to (but not including) the Date of Exercise as reported by Bloomberg Information Systems, Inc. (or any successor to its function of reporting stock prices).

                                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

                  11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

                  12. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified thereon, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447, facsimile number (612) 559-6817, attention Chief Financial Officer, or
(ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 12.

                  13. Warrant Agent.

                           (a) The Company shall serve as warrant agent under
this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                           (b) Any corporation into which the Company or any new
warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

                  14. Miscellaneous.

                           (a) This Warrant shall be binding on and inure to the
benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                           (b) Subject to Section 14(a), above, nothing in this
Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                           (c) This Warrant shall be governed by and construed
and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                           (d) The headings herein are for convenience only, do
not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                           (e) In case any one or more of the provisions of this
Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                       K-TEL INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To K-tel International, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of K-tel International, Inc. and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.


         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                       PLEASE INSERT SOCIAL SECURITY OR
                                       TAX IDENTIFICATION NUMBER

                                       ----------------------------------------

-------------------------------------------------------------------------------
                         (Please print name and address)


         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

-------------------------------------------------------------------------------
                         (Please print name and address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:                                 Name of Holder:
      ---------------,-----

                                       (Print)
                                              ---------------------------------

                                       (By:)
                                            -----------------------------------
                                       (Name:)
                                       (Title:)
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of K-tel International, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of K-tel International, Inc. with full power of substitution in the premises.

Dated:
      ---------------,-----

                                       ----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       ----------------------------------------
                                       Address of Transferee

                                       ----------------------------------------

                                       ----------------------------------------


In the presence of:


-----------------------------------

                                                              EXHIBIT 10.1 (E-1)



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                            K-TEL INTERNATIONAL, INC.

                                     WARRANT

Warrant No. C - ____                                    Dated: _______, 1999


         K-Tel International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [________], or its registered and permitted assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to the total number of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") calculated pursuant to Section 3 of this Warrant at an exercise price equal to $.01 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at the times set forth herein through and including ninety (90) days following the Third Vesting Date (as defined in Section 3) (the "Expiration Date"), and subject to the following terms and conditions:

                  1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

                  2.       Registration of Transfers and Exchanges.

                           (a) The Company shall register the transfer of any
portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to
Section 3(i). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                           (b) This Warrant is exchangeable, upon the surrender
hereof by the Holder to the office of the Company specified in or pursuant to
Section 3(g) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                  3.       Duration, Exercise and Redemption of Warrants.

                           (a) The vesting of the Warrant Shares which the
Holder is permitted to acquire pursuant to this Warrant shall occur on the dates set forth below. On each such date, this Warrant shall vest on a cumulative basis with respect to a number of Warrant Shares calculated pursuant to Section 3(b) below. Only the Warrant Shares that have vested may be acquired upon exercise of this Warrant.

                                    (i) The first Vesting Date (the "First
Vesting Date") shall be the thirtieth (30th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the Warrant Shares with respect to which this Warrant is exercisable on the First Vesting Date are called the "Tranche A Warrant Shares");

                                    (ii) The second Vesting Date (the "Second
Vesting Date") shall be the sixtieth (60th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the Warrant Shares with respect to which this Warrant is exercisable on the Second Vesting Date are called the "Tranche B Warrant Shares"); and

                                    (iii) The third Vesting Date (the "Third
Vesting Date," and together with the First Vesting Date and the Second Vesting Date, the "Vesting Dates") shall be the ninetieth (90th) Trading Day following the earlier to occur of (A) the Effectiveness Date and (B) the Effectiveness Required Date, provided that if such day is not a business day, the next succeeding business day (the Warrant Shares with respect to which this Warrant is exercisable on the Third Vesting Date are called the "Tranche C Warrant Shares").

                           (b) Except as otherwise set forth in this Warrant,
this Warrant shall vest and become exercisable on each Vesting Date with respect to the number of Warrant Shares calculated in accordance with the following formula:

      (Applicable Share Number) x [(Purchase Price x 1.125) - Reset Price]
      --------------------------------------------------------------------
                                   Reset Price

If the number calculated in accordance with the foregoing formula is a negative number, the Holder shall not be obligated to transfer any shares to the Company. On each Vesting Date, the Company shall send a notice to the Holder setting forth in reasonable detail its calculation of the number of Warrant Shares which shall vest and be exercisable on such Vesting Date.

                           For purposes of this Warrant,

                                    (i) "Applicable Share Number" means (i) with
respect to the First Vesting Date, 34% of the number of shares of Common Stock purchased by the Holder pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 21, 1999, among the Company, Strong River Investments, Inc. and Catharine Street LLC on the Tranche 2 Closing Date (as defined in the Purchase Agreement) and (ii) with respect to each of the Second Vesting Date and the Third Vesting Date, 33% of the number of shares of Common Stock purchased by the Holder pursuant to the Purchase Agreement on the Tranche 2 Closing Date (as defined in the Purchase Agreement).

                                    (ii) "Effectiveness Date" means the
effective date of the registration statement (the "Registration Statement") covering the Tranche 2 Shares (as defined in the Purchase Agreement) purchased pursuant to the Purchase Agreement and meeting the requirements of the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 21, 1999, among the Company, Strong River Investments, Inc. and Catharine Street LLC.

                                    (iii) "Effectiveness Required Date" means
the 105th day following the Tranche 2 Closing Date;

                                    (iv) "Reset Price" means the average of the
lowest twelve (12) Per Share Market Values (which need not occur on consecutive Trading Days) during the thirty (30) Trading Days immediately preceding the first day of the applicable Vesting Date.

                                    (v) "Trading Day" means (a) a day on which
the Common Stock is traded on the Nasdaq National Market System or on any other stock market or trading facility on which the shares of Common Stock are listed or quoted (each, a "Subsequent Market"), as the case may be, or (b) if the

Common Stock is not listed on the Nasdaq National Market System or on a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close; and

                                    (vi) "Per Share Market Value" means on any
particular date (a) the closing bid price per share of the Common Stock on such date on the Nasdaq National Market System ("Nasdaq") or on any Subsequent Market, or if there is no such price on such date, then the closing bid price on the Nasdaq or on such Subsequent Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on the Nasdaq or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority of the applicable Registrable Securities.

                           (c) The vesting of the Warrant Shares in accordance
with this Section 3 shall not be affected by any failure by the Company to maintain the effectiveness of the Registration Statement after it has been declared effective by the Securities and Exchange Commission (the "Commission").

                           (d) Notwithstanding the foregoing provisions of this
Section 3, at any time within ten (10) Trading Days following the occurrence of any of the following events (each, an "Event"), the Holder shall have the option to elect by notice ("Vesting Notice") to the Company to have this Warrant vest with respect to those Warrant Shares that have not yet already vested:

                                    (i) upon the occurrence of any of (i) an
acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the

Company's securities prior to the first such transaction continue to hold at least 50% of the securities of the surviving entity or acquirer of such assets or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii);

                                    (ii) immediately prior to an assignment by
the Company for the benefit of creditors or commencement of a voluntary case under the Federal Bankruptcy Code, or an entering into of an order for relief in an involuntary case under the Federal Bankruptcy Code, or adoption by the Company of a plan of liquidation or dissolution; or

                                    (iii) five Business Days prior to the
proposed consummation with respect to the Company of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act (or, if necessary, such earlier date as the Company shall determine in good faith to be required in order for the Holder to be able to participate in such transaction), it being agreed that the Holder will receive actual notice of the 13e-3 Statement filed with the Commission on the date filed and actual notice of the date of acceleration hereunder no later than such date, and that if such transaction is not consummated, and this Warrant has been exercised, then the Holder (and to the extent that this Warrant would not but for this paragraph be exercisable, the Company) shall be entitled to declare the exercise null and void and the Holder shall, upon return of the Warrant Shares to the Company, be entitled to receive a refund of the Exercise Price and warrants identical to this Warrant, and such acceleration shall become void ab initio, and the Warrants shall (as to any remaining unexercised portion thereof) remain in full force and effect in accordance with the terms hereof.

In the event the Holder delivers a Vesting Notice, this Warrant shall vest with respect to the number of Warrant Shares calculated in accordance with the formula set forth on Section 3(b); provided, however that for purposes of such calculation, (i) the "Applicable Share Number" shall be deemed to mean (A) 100% of the number of shares of Common Stock purchased by the Holder pursuant to the Purchase Agreement (such number, the "Holder Purchased Shares"), if the Event occurred prior to the First Vesting Date, (B) 66% of the Holder Purchased Shares, if the Event occurred on or after the First Vesting Date but prior to the Second Vesting Date and (C) 33% of the Holder Purchased Shares if the Event occurred on or after the Second Vesting Date but prior to the Third Vesting Date; and (ii) the "Reset Price" shall be deemed to mean the average of the lowest twelve (12) Per Share Market Values (which need not occur on consecutive Trading Days) during the thirty (30) Trading Days immediately preceding the date on which the Event occurred.

                           (e) Subject to Sections 3(a) and (b), this Warrant
shall be exercisable by the registered Holder on any Business Day before 5:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. For purposes of this Warrant, "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                           (f) Subject to Sections 2(b), 6 and 10, upon
surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in
Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 Trading Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                           A "Date of Exercise" means the date on which the
Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                           (g) If the Company fails to deliver to the Holder
certificate or certificates representing the Warrant Shares pursuant to Section 3(f) by the third (3rd) Trading Day after the Date of Exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such third (3rd) Trading Day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                           (h) In addition to any other rights available to the
Holder, if the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares pursuant to Section 3(f) by the third (3rd) Trading Day after the Date of Exercise, and if after such third
(3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Holder is attempting to acquire by delivery of the Notice to Purchase by (B) the Per Share Market Value on the Trading Day (or if such date is not a Trading Day, on the immediately succeeding Trading Day) the certificate representing such Warrant Shares are delivered to the Holder by or on behalf of the Company (and if there is more than one certificate representing the Warrant Shares and they are delivered on different Trading Days, clause (y)(B) of this Section shall be the weighted average of the Per Share Market Values on the Trading Days on which such certificates are delivered, based on the number of Warrant Shares represented by each such certificate) . For example, if the Holder purchases 10,000 shares of Common Stock having a total purchase price of $90,000 to cover a Buy-In with respect to an attempted exercise of this Warrant with respect to 10,000 Warrant Shares, and the Per Share Market Value on the Trading Day the Holder receives the certificate representing such Warrant Shares is $8.00 the Company shall be required to pay the Holder $10,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 3(h) in respect of the certificates resulting in such Buy-In.

                                    (i) Subject to Sections 3(a) and (b), this
Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder and the Warrant Shares may not be sold pursuant to Rule 144, as promulgated under the Securities Act, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

                  5. Demand Registration Rights. At any time during the term of this Warrant when the Warrant Shares are not registered for resale pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the

Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

                  6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

                  7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

                  8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

                  9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                           (a) If the Company, at any time while this Warrant is
outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                           (b) In case of any reclassification of the Common
Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                           (c) If the Company, at any time while this Warrant is
outstanding, shall distribute (a "Distribution") to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)) (collectively, "Rights"), then in each such case the Holder shall be entitled to receive, for each Warrant Share with respect to which this Warrant is exercised after the record date fixed for determination of stockholders entitled to receive such Distribution, the Rights received by all holders of Common Stock with respect to one share of Common Stock.

                           (d) If, at any time while this Warrant is
outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Current Reset Price on the date of issuance of such rights or warrants, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and
(ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Current Reset Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. For purposes of this Section 9(d), "Current Rest Price," with respect to any date, means the average of the Per Share Market Values during the ten (10) Trading Days immediately preceding such date.

                           (e) For the purposes of this Section 9, the following
clauses shall also be applicable:

                                    (i) Record Date. In case the Company shall
take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    (ii) Treasury Shares. The number of shares
of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                           (f) All calculations under this Section 9 shall be
made to the nearest 1/100th of a share.

                           (g) Whenever the Exercise Price is adjusted pursuant
to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                           (h) If:

                               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                               (ii)   the Company shall declare a special
                                      nonrecurring cash dividend on or a
                                      redemption of its Common Stock; or

                               (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                               (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                               (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                           (a) Cash Exercise. The Holder shall deliver
immediately available funds; or

                           (b) Cashless Exercise. The Holder shall surrender
this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                    X = Y (A-B)/A
         where:
                                    X = the number of Warrant Shares to be
                                    issued to the Holder.

                                    Y = the number of Warrant Shares with
                                    respect to which this Warrant is being
                                    exercised.

                                    A = the average of the closing sale prices of the Common Stock on the Nasdaq National Market for the five (5) trading days immediately prior to (but not including) the Date of Exercise as reported by Bloomberg Information Systems, Inc. (or any successor to its function of reporting stock prices).

                                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

                  11.      Certain Exercise Restrictions.

                           (a) The Holder agrees not to exercise this Warrant to
the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of this Warrant after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other holders of the other Warrant) upon not less than 75 days prior notice to the Company (in which case, the Holder shall make such filings with the Commission, including under Regulation 13D or 13G, as are required by applicable law). The holders of the Other Warrant shall be unaffected by any such wavier.

                           (b) The Holder also agrees not to exercise this
Warrant to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding Common Stock, including shares issuable upon exercise of this Warrant after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other holders of the Other Warrant) upon not less than 75 days prior notice to the Company. The holders of the Other Warrant shall be unaffected by any such waiver.

                  12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

                  13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified thereon, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447, facsimile number (612) 559-6817, attention Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

                  14.      Warrant Agent.

                           (a) The Company shall serve as warrant agent under
this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                           (b) Any corporation into which the Company or any new
warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

                  15.      Miscellaneous.

                           (a) This Warrant shall be binding on and inure to the
benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                           (b) Subject to Section 15(a), above, nothing in this
Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                           (c) This Warrant shall be governed by and construed
and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                           (d) The headings herein are for convenience only, do
not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                           (e) In case any one or more of the provisions of this
Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                       K-TEL INTERNATIONAL, INC.


                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Title:
                                              ----------------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To K-Tel International, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of K-Tel International, Inc. and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                         PLEASE INSERT SOCIAL SECURITY OR
                                         TAX IDENTIFICATION NUMBER


                                         ---------------------------------------


--------------------------------------------------------------------------------
                         (Please print name and address)




         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




Dated:                     ,           Name of Holder:
      ---------------------  --

                                       (Print)
                                              ----------------------------------


                                       (By:)
                                            ------------------------------------
                                       (Name:)
                                       (Title:)
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of K-Tel International, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Big Entertainment, Inc. with full power of substitution in the premises.

Dated:

---------------, ----


                                      ---------------------------------------
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                      ---------------------------------------
                                      Address of Transferee

                                      ---------------------------------------

                                      ---------------------------------------



In the presence of:


--------------------------

                                                              EXHIBIT 10.1 (E-2)


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                            K-TEL INTERNATIONAL, INC.

                                     WARRANT

Warrant No. D - ___                                         Dated: _______, 1999


         K-Tel International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, [____________], or its registered and permitted assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [ ](1) shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to [$ ](2) (as adjusted from time to time pursuant to the terms hereunder, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including [ ](3) (the "Expiration Date"), and subject to the following terms and conditions:


-----------------

(1) Warrant E-2 shall be for the purchase of an aggregate amount of shares of Common Stock equal to 15% of the quotient obtained by dividing (A)(1) the sum of
(i) the Tranche 1 Purchase Price and (ii) the Tranche 2 Purchase Price less (2) $12,000,000, by (B) the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Tranche 2 Closing Date.

(2) The Exercise Price shall be equal to 125% of the average closing bid price of the Common Stock on the five trading days immediately preceding the Tranche 2 Closing Date.

(3) Five years from the date of issuance.

         1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2. Registration of Transfers and Exchanges.

            (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         3. Duration, Exercise and Redemption of Warrants.

            (a) Subject to the terms and conditions of this Warrant, this Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, except in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effect of the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of

1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

            A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

            (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder and the Warrant Shares may not be sold pursuant to Rule 144, as promulgated under the Securities Act, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

            5. Demand Registration Rights. At any time during the term of this Warrant when the Warrant Shares are not registered for resale pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

         6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or other charge which may be payable in respect of any transfer of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or other charge or shall have established to the satisfaction of the Company that such tax or other charge has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

         8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9) created by the Company. The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute (a "Distribution") to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)) (collectively, "Rights"), then in each such case the Holder shall be entitled to receive, for each Warrant Share with respect to which this Warrant is exercised after the record date fixed for determination of stockholders entitled to receive such Distribution, the Rights received by all holders of Common Stock with respect to one share of Common Stock.

            (d) For the purposes of this Section 9, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (e) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (f) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (g) If:

                  (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                  (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                  (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

             (a) Cash Exercise. The Holder shall deliver immediately available funds; or

             (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                 X = Y (A-B)/A

   where:

                 X = the number of Warrant Shares to be issued to the Holder.

                 Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                 A = the average of the closing sale prices of the Common Stock on the Nasdaq National Market for the five (5) trading days immediately prior to (but not including) the Date of Exercise as reported by Bloomberg Information Systems, Inc. (or any successor to its function of reporting stock prices).

                 B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

         11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

         12. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified thereon, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447, facsimile number (612) 559-6817, attention Chief Financial Officer, or
(ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 12.

         13. Warrant Agent.

             (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

             (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         14. Miscellaneous.

             (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

             (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

             (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

             (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

             (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                        K-TEL INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To K-tel International, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of K-tel International, Inc. and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.


         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

                                                --------------------------------

--------------------------------------------------------------------------------
                         (Please print name and address)


         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:              ,                  Name of Holder:
      -------------- ---

                                       (Print)
                                              ----------------------------------

                                       (By:)
                                            ------------------------------------
                                       (Name:)
                                       (Title:)
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of K-tel International, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of K-tel International, Inc. with full power of substitution in the premises.

Dated:

               ,
--------------- ----


                                       -----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       -----------------------------------------
                                       Address of Transferee

                                       -----------------------------------------

                                       -----------------------------------------



In the presence of:


--------------------------